Exhibit 10.2

[EXECUTION VERSION]

AMENDMENT

This AMENDMENT, dated as of November 1, 2004 (this “Amendment”), is made to that certain First Amended and Restated Three Year Credit Agreement, dated as of April 8, 2003 (the “Credit Agreement”), among JPMorgan Chase Bank, as administrative agent for the lenders party thereto (the “Administrative Agent”), J.P. Morgan Securities Inc., as lead arranger and book manager, Citibank, N.A. and U.S. Bank National Association, as syndication agents, Credit Suisse First Boston, as documentation agent (collectively, the “Agents”), and Wisconsin Energy Corporation, a Wisconsin corporation (the “Borrower”).

PRELIMINARY STATEMENT

The Borrower, the Lenders (as defined in the Credit Agreement) and the Agents previously entered into the Credit Agreement. The Borrower has requested that the Required Lenders (as defined in the Credit Agreement) agree to the amendment of the Credit Agreement as set forth herein, and the Required Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. Subject to the fulfillment of the conditions set forth in Section 3, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to include the following definition:

““Environmental Trust Bonds” has the meaning assigned to such term in Section 196.027 of the Wisconsin Statutes or any successor thereto.”

(b) The last sentence of Section 7.2(a) of the Credit Agreement is hereby deleted.

(c) The second sentence of Section 7.2(b) of the Credit Agreement is hereby deleted.

(d) A new subsection (c) shall be added to Section 7.2 and shall read as follows:

“(c) In making calculations required by subsections (a) and (b), the following shall be excluded: (i) Indebtedness incurred by the Borrower or any Subsidiary in connection with the issuance of Environmental Trust Bonds, as well as accrued interest thereon, and (ii) variable interest entities whose financial statements are consolidated with those of the Borrower and its Subsidiaries solely because of Financial Accounting Standards Board Interpretation 46R, Consolidation of Variable Interest Entities (revised December 2003).”

(e) The following is hereby added to Section 8.3 of the Credit Agreement, immediately preceding the “.” at the end thereof:

“; provided that any sale of “environmental control property” (as defined in Section 196.027(1)(h) of the Wisconsin Statutes) in connection with the issuance of Environmental Trust Bonds shall be excluded from the calculation of the foregoing covenant.”

SECTION 3. Conditions of Effectiveness. Section 2 of this Amendment shall become effective, as of the date hereof, on the date (the “Amendment Date”) when each of the following conditions shall have been fulfilled:

(i) the Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent a counterpart of this Amendment;

(ii) the representations and warranties set forth in Section 4 of this Amendment shall be true and correct on and as of the Amendment Date and the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower to such effect, dated the Amendment Date and in sufficient copies for each Lender;

(iii) the Borrower shall have paid all costs, expenses and fees of the Administrative Agent (including fees and expenses of counsel to the Administrative Agent) incurred in connection with this Amendment.

SECTION 4. Representations and Warranties. The Borrower represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement (with each reference therein to “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby) are true and correct on and as of the Amendment Date as though made on and as of such date, and (ii) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes a Default or an Event of Default under the Credit Agreement.

SECTION 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, and all reasonable costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In

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addition, the Borrower agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to hold the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WISCONSIN ENERGY CORPORATION

By	/s/ DENNIS MASTRICOLA
Name:	Dennis Mastricola
Title:	Assistant Treasurer

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CREDIT SUISSE FIRST BOSTON, ACTING THROUGH CAYMAN ISLANDS BRANCH

By	/s/ JAMES MORAN
Name:	James Moran
Title:	Director

By	/s/ DENISE ALVAREZ
Name:	Denise Alvarez
Title:	Associate

Signature Page to Amendment

THE BANK OF NEW YORK

By	/s/ CYNTHIA D. HOWELLS
Name:	Cynthia D. Howells
Title:	Vice President

Signature Page to Amendment

MORGAN STANLEY BANK

By	/s/ DANIEL TWENGE
Name:	Daniel Twenge
Title:	Vice President

Signature Page to Amendment

CITIBANK, N.A.

By	/s/ DHAYA RANGANATHAN
Name:	Dhaya Ranganathan
Title:	Director

Signature Page to Amendment

LaSalle Bank, National Association

By	/s/ DENIS J. CAMPBELL, IV
Name:	Denis J. Campbell, IV
Title:	Senior Vice President

By	/s/ MATTHEW D. RODGERS
Name:	Matthew D. Rodgers
Title:	Assistant Vice President

Signature Page to Amendment

JPMORGAN CHASE BANK, as Agent and Lender

By	/s/ MICHAEL J. DEFORGE
Name:	Michael J. DeForge
Title:	Vice President

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M&I MARSHALL & ILSLEY BANK

By	/s/ LEO D. FREEMAN
Leo D. Freeman
Vice President

By	/s/ JAMES R. MILLER
James R. Miller
Vice President

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WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ LAWRENCE P. SULLIVAN
Name:	Lawrence P. Sullivan
Title:	Director

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U.S. BANK NATIONAL ASSOCIATION

By	/s/ SANDRA J. HARTAY
Name:	Sandra J. Hartay
Title:	Vice President

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The Northern Trust Company

By	/s/ KATHLEEN D. SCHURR
Name:	Kathleen D. Schurr
Title:	Vice President

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THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By	/s/ SHINICHIRO MUNECHIKA
Name:	Shinichiro Munechika
Title:	Deputy General Manager

Signature Page to Amendment

BNP Paribas

By	/s/ FRANCIS DE LANEY
Name:	Francis De Laney
Title:	Managing Director

By	/s/ MARK RENAUD
Name:	Mark Renaud
Title:	Managing Director

Signature Page to Amendment

MERRILL LYNCH BANK USA

By	/s/ LOUIS ALDER
Name:	Louis Alder
Title:	Director

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SOCIETE GENERALE

By	/s/ WAYNE HOSANG
Name:	Wayne Hosang
Title:	Vice President

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KBC BANK NV

By	/s/ ROBERT SNAUFFER
Name:	Robert Snauffer
Title:	First Vice President

By	/s/ ERIC RASKIN
Name:	Eric Raskin
Title:	Vice President

Signature Page to Amendment